LHA Market StateTM Tactical Beta ETF
Schedule of Investments
September 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 86.8% (e)	Shares	Value
Domestic Equity – 86.8%
SPDR S&P 500 ETF Trust (a)(d)	205,493	$117,903,663
TOTAL EXCHANGE TRADED FUNDS (Cost $94,989,759)		117,903,663

SHORT-TERM INVESTMENTS - 13.5%
Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 4.82% (b)	45,538	45,538
First American Treasury Obligations Fund - Class X, 4.79% (b)	45,538	45,538
		91,076

U.S. Treasury Bills - 13.4%	Par
4.55%, 01/23/2025 (c)(d)	18,273,000	18,017,770
4.89%, 02/20/2025 (c)(d)	254,000	249,661
		18,267,431
TOTAL SHORT-TERM INVESTMENTS (Cost $18,358,999)		18,358,507

TOTAL INVESTMENTS - 100.3% (Cost $113,348,758)		136,262,170
Liabilities in Excess of Other Assets - (0.3)%		(359,871)
TOTAL NET ASSETS - 100.0%		$135,902,299

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(c)	Zero coupon bond, the rate shown is the effective yield as of September 30, 2024.
(d)
All or a portion of this security is held as collateral for written options and futures. At September 30, 2024, the total value of securities held as collateral amounted to $133,044,953 or 97.9% of net assets.

(e)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.

LHA Market StateTM Tactical Beta ETF
Schedule of Futures Contracts
September 30, 2024 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
S&P 500 Index	54	12/20/2024	$15,698,475	$309,991
Total Unrealized Appreciation (Depreciation)				$309,991

Summary of Fair Value Disclosure at September 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2024:

LHA Market StateTM Tactical Beta ETF	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$117,903,663	$–	$–	$117,903,663
Money Market Funds	91,076	–	–	91,076
U.S. Treasury Bills	–	18,267,431	–	18,267,431
Total Investments	$117,994,739	$18,267,431	$–	$136,262,170

Other Financial Instruments (a):
Futures Contracts	309,991	–	–	309,991
Total Other Financial Instruments	$309,991	$–	$–	$309,991

(a) Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.

Refer to the Schedule of Investments for further disaggregation of investment categories.